U.S. GEOTHERMAL INC. REPORTS THIRD QUARTER 2017 RESULTS
AND UPDATES 2017 GUIDANCE

Highlights

  20th consecutive quarter of positive Cash Flow from Operations and EBITDA
  Achieved increased generation at Raft River; expected to provide approximately $1 million increase in revenue in 2018
  Completed multi-well flow test at San Emidio II; results continue to support resource estimate of 25MWs (at P90) to 47MWs (at P50)
  El Ceibillo development project awarded two grants during the third quarter of 2017

BOISE, Idaho, November 9, 2017 -- U.S. Geothermal Inc. (the "Company") (NYSE American: HTM), a leading and profitable renewable energy company focused on the development, production, and sale of electricity from geothermal energy, announced today its financial and operating results for the third quarter of 2017, ended September 30, 2017, reaffirmed guidance for 2017 and highlighted notable achievements in the third quarter of 2017. This earnings release should be read in conjunction with U.S. Geothermal's financial statements, and management's discussion and analysis ("MD&A"), which are available on the Company's website at www.usgeothermal.com and have been posted at the U.S. Securities and Exchange Commission website at www.sec.gov.

Summary of Financial Results*
(in millions except per share amounts)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
Operating Revenue	$6.81	$6.73	$21.56	$20.90
EBITDA	$1.49	$3.01	$7.71	$8.74
Net Income (Loss)	$(1.13)	$0.27	$(0.61)	$1.07
Net Income (Loss) Attributable to U.S. Geothermal	$(1.83)	$(0.15)	$(2.01)	$(0.49)
Per Share	$(0.09)	$(0.01)	$(0.11)	$(0.03)

* Refer to Appendix for further detail on EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

Operating Revenue for the first nine months of 2017 was $21.56 million, compared to $20.90 million in the prior year period. EBITDA for the first nine months of 2017 was $7.71 million compared to $8.74 million for the prior year period. Net Income (loss) for the first nine months of 2017 was $(0.61) million, compared to $1.07 million in the first nine months of 2016. Net income (loss) attributable to U.S. Geothermal in the first nine months of 2017 was $(2.01) million, or $(0.11) per share, compared to $(0.49) million, or $(0.03) per share in the prior year period.

Website: www.usgeothermal.com	NYSE MKT: HTM

On a quarterly basis, Operating Revenue for the third quarter of 2017 was $6.81 million, compared to $6.73 million for the prior year period. EBITDA was $1.49 million for the third quarter of 2017 compared to $3.01 million for the prior year period. Net Income (loss) for the third quarter of 2017 was $(1.13) million, compared to $0.27 million in the prior year period. Net income (loss) attributable to U.S. Geothermal for the third quarter of 2017 was $(1.83) million, or $(0.09) per share, compared to $(0.15) million, or $(0.01) per share in the prior year period.

"Although we experienced mechanical issues at two of our operating plants that negatively impacted gross profit by approximately $1.2 million, we also had non-recurring costs that impacted our results for the first nine months of 2017," said Douglas Glaspey, Interim Chief Executive Officer. "Our plants are performing well as we enter our best quarter of the year for historical generation, and we are optimistic that we will deliver results within the guidance range that we have updated today.”

2017 GUIDANCE AND OUTLOOK SUMMARY

2017 Full Year Guidance for Existing Operations*

	2017 Consolidated Guidance	2017 USG Portion Guidance
Total Plant Operating Revenue	$30 – 34 million	$18 – 22 million
Adjusted EBITDA	$17 – 21 million	$11 – 13 million
EBITDA	$14 – 18 million	$8 – 11 million
Net Income, As Adjusted	$5 – 9 million	$2 – 5 million

* Refer to Appendix for further detail of EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

DEVELOPMENT PROJECTS UPDATE

  Successfully completed multi-well flow test at the recently drilled Southwest Zone wells at San Emidio II. Flowing temperature from the three wells ranged from 319°F to 325°F. Test results confirm resource estimate of 25MW (at P90) to 47MWs (at P50).
  El Ceibillo development project awarded $3.42 million grant from the German Development Facility for Latin America for further drilling.
  U.S. Trade and Development Agency (USTDA) awarded a $825,319 grant to U.S. Geothermal Guatemala S.A. to provide funding for a feasibility study on the El Ceibillo development project.
  Company continues to respond to RFPs/RFOs from potential customers in order to secure power purchase agreements to foster significant Corporate growth.

NOTABLE THIRD QUARTER 2017 HIGHLIGHTS AND ACHIEVEMENTS

Operations:

  The addition of a new production well (RRG-5) and an upgraded injection pump resulted in a total annual average increase of 1.6 net megawatts of generation at Raft River which should result in approximately $1 million additional revenue in 2018.
  Commenced evaluation of an enhancement program to increase generation at the San Emidio I project. Permit filed with the BLM to drill a full-sized twin of an existing observation well.
  Generated a fleet wide total of 62,701 megawatt hours for the quarter, as compared to 66,055 megawatt hours in the prior year period.
  Generation from all facilities totaled 228,415 megawatt hours for the first nine months of 2017, as compared to 228,722 megawatt hours in the year ago comparable period.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Strategic:

  Executive Committee of the Board of Directors continues to evaluate qualified candidates with the plan to appoint a permanent Chief Executive Officer in the near future.

Cash Management:

  Ended the third quarter with $237.7 million in Total Assets, Cash and Cash Equivalents of $10.5 million (Company share of $9.9 million), and Restricted Cash of $29.0 million.

CONFERENCE CALL

U.S. Geothermal Inc. will host a telephone conference call for investors and analysts on Friday, November 10, 2017 at 11:00 a.m. ET (8:00 a.m. PT) to discuss the third quarter of 2017 financial results, which were filed after market close on Thursday, November 9, 2017.

The conference call may be accessed by dialing (877) 407-8133 in the United States and Canada and by dialing (201) 689-8040 internationally. A replay of the conference call will be available until November 17, 2017 by dialing (877) 481-4010 in the United States and Canada and by dialing (919) 882-2331 internationally. Please use replay ID: 21666.

A simultaneous webcast of the conference call will be available at the following location: http://www.investorcalendar.com/event/21666. During the webcast, Management will refer to slides that will be posted to its website. The slides and accompanying webcast will be available on the "Upcoming Events" section of the website at the following location: http://www.usgeothermal.com/events.cfm.

About U.S. Geothermal Inc.:
U.S. Geothermal Inc. is a leading and profitable renewable energy company focused on the development, production and sale of electricity from geothermal energy. The Company is currently operating geothermal power projects at Neal Hot Springs, Oregon, San Emidio, Nevada and Raft River, Idaho for a total power generation of approximately 39 MWs. The Company is also developing an additional estimated 110 MWs of projects at: the Geysers, California; a second phase project at San Emidio, Nevada; at Crescent Valley, Nevada; and the El Ceibillo project located near Guatemala City, Guatemala. U.S. Geothermal's growth goal is to reach over 200 MWs of generation by 2022 through a combination of internal development and strategic acquisitions.

Please visit our Website at: http://www.usgeothermal.com

The information provided in this news release may contain forward-looking statements within the definition of the Safe Harbor provisions of the US Private Securities Litigation Reform Act of 1995. Readers are cautioned to review the risk factors identified by the company in its filings with United States Securities and Exchange Commission. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the staffing of executive positions, development schedules or estimated resources of U.S. Geothermal, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; interpretation of the results of well tests; project development; resource megawatt capacity; capital expenditures; timelines; strategic plans; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from U.S. Geothermal's expectations include the uncertainties involving the availability of financing in the debt and capital markets; uncertainties involved in the interpretation of results of well tests; the need for cooperation of government agencies in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction; unexpected cost increases, which could include significant increases in estimated capital and operating costs; and other risks and uncertainties disclosed in U.S. Geothermal's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the United States Securities and Exchange Commission and Canadian securities regulatory authorities and in other U.S. Geothermal reports and documents filed with applicable securities regulatory authorities from time to time. Forward-looking statements are based on management's expectations, beliefs and opinions on the date the statements are made. U.S. Geothermal Inc. assumes no obligation to update forward-looking statements if management's expectations, beliefs, or opinions, or other factors, should change.

The NYSE American does not accept responsibility for the adequacy of this release.

(see appendix below)

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

APPENDIX

GROSS PROFIT IMPACTS

Additional year-over-year financial impacts in 2017 totaled $3.02 million. Impacted items included:

  Non-recurring expense of approximately ($1.44) million related to the severance provision of the former CEO’s contract and legal costs.
  Neal Unit 1 frozen vaporizer tubes resulted in ($0.69) million of lost revenue.
  Neal Hot Springs incurred a ($0.71) million property tax liability which resulted from the ending of a 3- year tax holiday.
  Unplanned outage at San Emidio I resulted in $(0.62) million in lost revenue.
  Conversion of Raft River RRG-5 to a production well resulted in a $0.44 million gain in the nine-month period. We anticipate that the increased generation at Raft River will provide approximately $1 million increase in revenue in 2018.

The below table summarizes revenues for 2017 and 2016, and reflects seasonality by quarter of our generation and corresponding revenues.

OPERATING REVENUE BY QUARTER	Q1	Q2	Q3	Q4
(in millions)

2017	$8.44	$6.31	$6.81	tbd
2016	$8.50	$5.66	$6.73	$10.58

RECONCILIATION OF NON-GAAP TERMS:
In addition to these financial results reported in accordance with GAAP, the Company has provided certain non-GAAP financial information to aid investors in better understanding the Company’s performance. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. The following tables provide a reconciliation of the EBITDA, EBITDA Adjusted, and Net Income Adjusted; presented for both the Consolidated financials as well as Attributable to U.S. Geothermal only (consolidated less minority interest).

EBITDA is calculated as net income before interest, income taxes, depreciation and amortization, and is not a measurement of financial performance or liquidity under generally accepted accounting principles in the United States. EBITDA is presented as a metric commonly used by securities analysts, investors and other interested parties in the evaluation of a company’s ability to service and/or incur debt.

Adjusted EBITDA reflects EBITDA adjusted to exclude discretionary exploration costs, non-cash stock compensation as well as the value assigned to stock options granted, and write-off of discontinued exploration activities and other large non-recurring items.

Net Income, As Adjusted reflects Net Income before Tax and other large non-recurring items and is provided to support year over comparisons. The Company recognized a Deferred Tax Asset starting in 2015, and though tax amounts are now reflected in our Financials as required by GAAP, any current tax obligation is offset by a reduction in the recognized Deferred Tax Asset.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Consolidated Summary of Financial Results
Three Months and Nine Months Ended September 30, 2016 and September 30, 2017
(in millions)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
Net Income (loss)	$(1.13)	$0.27	$(0.61)	$1.07
Interest	$1.17	$1.24	$3.57	$3.22
Income Tax Expense	$(0.19)	$(0.09)	$(0.15)	$(0.30)
Depreciation & Amortization	$1.63	$1.59	$4.90	$4.75
EBITDA	$1.49	$3.01	$7.71	$8.74
Exploration costs, Stock based comp.	$0.16	$0.25	$0.71	$0.90
Non-recurring Expenses	$1.44	$0.75	$1.44	$0.90
Adjusted EBITDA	$3.09	$4.01	$9.90	$10.54

Full Year Guidance (Consolidated)
(in millions)

2017

Net Income	$2.6 – 6.6
Interest	$4.6
Income Tax Expense	$0.9
Depreciation & Amortization	$6.3
EBITDA	$14.4 – 18.4
Exploration costs, Stock based comp. and Non-recurring Expenses	$2.15
Adjusted EBITDA	$16.6 – 20.6

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Net Income, As Adjusted
(Consolidated)
(in millions, except per share amounts)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
Net Income (loss)	$(1.13)	$0.27	$(0.61)	$1.07
Income Tax Expense	$(0.19)	$(0.09)	$(0.15)	$(0.30)
Non-recurring Expenses	$1.44	$0.75	$1.44	$0.90
Net income, As Adjusted	$0.12	$0.93	$0.69	$1.67

Full Year Guidance
(Consolidated)
(in millions)

2017

Net Income	$2.6 – 6.6
Income Tax Expense	$0.9
Non-recurring Expenses	$1.44
Net income, As Adjusted	$4.9 – 8.9

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

ATTRIBUTABLE TO U.S. GEOTHERMAL (Consolidated less Minority Interests):

Summary of Financial Results
(Attributable to U.S. Geothermal)
(in millions)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
Net Income (loss)	$(1.83)	$(0.15)	$(2.01)	$(0.49)
Interest	$1.02	$1.08	$3.10	$2.74
Income Tax Expense	$(0.19)	$(0.09)	$(0.15)	$(0.30)
Depreciation & Amortization	$0.82	$0.82	$2.46	$2.45
EBITDA	$(0.17)	$1.66	$3.41	$4.40
Exploration costs, Stock based comp.	$0.16	$0.25	$0.71	$0.90
Non-recurring Expenses	$1.44	$0.75	$1.44	$0.90
Adjusted EBITDA	$1.43	$2.66	$5.56	$6.19

Full Year Guidance
(Attributable to U.S. Geothermal)
(in millions)

2017

Net Income	$0.1 – 2.6
Income Tax Expense	$0.9
Interest	$4.0
Depreciation & Amortization	$3.3
EBITDA	$8.3 – 10.8
Exploration costs, Stock based comp. and Non-recurring Expenses	$2.2
Adjusted EBITDA	$10.5 – 13.0

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Net Income, Attributable to U.S. Geothermal
As Adjusted
(in millions, except per share amounts)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
Net Income (loss) Attributable to U.S. Geothermal	$(1.83)	$(0.15)	$(2.01)	$(0.49)
Income Tax Expense	$(0.19)	$(0.09)	$(0.15)	$(0.30)
Non-recurring Expenses	$1.44	$0.75	$1.44	$0.90
Net Income (loss) Attributable to U.S. Geothermal, As Adjusted	$(0.57)	$0.51	$(0.72)	$0.11

Full Year Guidance
(Attributable to U.S. Geothermal)
(in millions)

2017

Net Income Attributable to U.S. Geothermal	$0.1 – 2.6
Income Tax Expense	$0.9
Non-recurring Expenses	$1.4
Net Income Attributable to U.S. Geothermal, As Adjusted	$2.4 – 4.9

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U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com